                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                  [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]

                     A LETTER FROM YOUR BOARD OF DIRECTORS

                                                               OCTOBER 16, 1995

Dear Fellow Stockholder:

  We are pleased to enclose your personal copy of this year's annual report to stockholders which sets forth in detail your Company's recent achievements. We urge you to give this report your careful attention to better understand the basis of our confidence in your Company's future prospects.

  While your Company's many achievements met or substantially exceeded its goals, there is one accomplishment of which your Board of Directors is particularly proud. As depicted on the annual report's cover, your Company's stock price performance has been outstanding. From June 30, 1990 through September 30, 1995, Commercial Federal's stock price has increased almost THIRTEEN-FOLD, resulting in a compound annual return on your investment
-------------
exceeding 63%. WE THINK YOU WILL AGREE THAT WE ARE MEETING OUR COMMITMENT TO MAXIMIZE THE VALUE OF YOUR INVESTMENT IN COMMERCIAL FEDERAL.

  As continued proof of this commitment, on October 4, 1995 we established a policy of paying a regular quarterly cash dividend. We declared an initial quarterly dividend of $.10 per share on your Company's common stock payable on October 31, 1995 to stockholders of record on October 16, 1995. Payment of regular quarterly dividends will provide each of you an additional quarterly cash return on your investment.

  It is indeed unfortunate that CAI Corporation has launched a costly and disruptive proxy contest which, in our view, is driven solely by CAI's desire to cash in now (through the receipt of cash or securities) on its investment in your Company. As we have conclusively demonstrated, your Board is dedicated to enhancing value for, and serving the best interests of, ALL of our stockholders, and we stand by our record of accomplishments. We do not believe your interests would be served either by hanging out a "for sale" sign or by placing the strategic future of your Company in the hands of representatives of CAI (notwithstanding their inability to direct Company policy if elected as directors).

  We believe, instead, that we should continue to pursue the Company's proven strategic business plan -- the same plan that has generated the impressive returns on your investment to date -- while we continue to review, with the advice of Merrill Lynch & Co., all strategic alternatives available for enhancing stockholder value. We remain open to all options for maximizing the value of your investment, including through possible merger, acquisition and/or other business combination transactions.

  You have our ongoing commitment to continue to act in your best interests and to maximize value for all Commercial Federal stockholders.

  Please demonstrate your support by signing, dating and mailing the enclosed WHITE proxy card. Your vote, no matter how small, is important to us, so please act today.

                                          Sincerely,


_________________________  _________________________  _________________________
William A. Fitzgerald      Talton K. Anderson         Sharon G. Marvin

_________________________  _________________________  _________________________
Robert F. Krohn            Robert S. Milligan         Charles M. Lillis

_________________________  _________________________  _________________________
James P. O'Donnell         Carl G. Mammel             Michael T. O'Neil

--------------------------------- IMPORTANT -----------------------------------

   Your vote is important. Regardless of the number of shares of Commercial Federal Common Stock you own, please vote as recommended by your Board of Directors by signing, dating and mailing your WHITE proxy card. Please act today. And, discard all Blue cards you may receive from CAI.
   If you own shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a
 WHITE proxy card on your behalf. You should also promptly sign, date and mail your WHITE proxy card when you receive it from your broker. Please do so for each separate account you maintain. You should return your WHITE proxy card immediately to ensure that your vote is counted.
   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES,
 PLEASE CALL D. F. KING & CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT 1-800-714-3310.
-------------------------------------------------------------------------------

      SUPPLEMENTAL INFORMATION CONCERNING CERTAIN ADDITIONAL PARTICIPANTS
              IN COMMERCIAL FEDERAL CORPORATION PROXY SOLICITATION

  Set forth below are the names and principal occupations of certain officers and other representatives of the Corporation and/or Commercial Federal Bank who may assist in soliciting proxies from the Corporation's shareholders.

          NAME AND PRINCIPAL            PRESENT OFFICE OR OTHER
           BUSINESS ADDRESS       PRINCIPAL OCCUPATION OR EMPLOYMENT
          ------------------      ----------------------------------
      Karen S. Baldwin                      Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      11910 Stonegate Circle
      Omaha, NE 68164

      Barbara Ann Campbell                  Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      13737 Q Street
      Omaha, NE 68137

      Katherine Ruth Kimball                Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      1921 Harney Street
      Omaha, NE 68102

      Sally J. Klingforth                   Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      3520 N. 90th Street
      Omaha, NE 68134

      Kevin Straub                          Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      1330 E. 23rd Street
      Omaha, NE 68025

      Dale R. Uher                          Branch Manager
      Commercial Federal Bank,
      A Federal Savings Bank
      4444 Farnam
      Omaha, NE 68131

      Gary L. Baugh                  Senior Vice President and State
      Commercial Federal Bank,          Director, Kansas Operation
      A Federal Savings Bank
      110 South Main Street
      Wichita, Kansas 87202

      Herbert A. Lurie                     Investment Banker
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      World Financial Center
      New York, NY 10281

          NAME AND PRINCIPAL            PRESENT OFFICE OR OTHER
           BUSINESS ADDRESS       PRINCIPAL OCCUPATION OR EMPLOYMENT
          ------------------      ----------------------------------
      Michael F. Barry                     Investment Banker
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      World Financial Center
      New York, NY 10281

      Eric S. Heaton                       Investment Banker
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      World Financial Center
      New York, NY 10281

      David C. Sherwood                    Investment Banker
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      5500 Sears Tower
      Chicago, IL 60606

      Jerry Gitt                                Analyst
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      World Financial Center
      New York, NY 10281

      Nancy Hazelrigg                           Analyst
      Merrill Lynch, Pierce,
      Fenner & Smith Incorporated
      World Financial Center
      New York, NY 10281

  Set forth below are the shares of Common Stock held by the above individuals and all of such persons' purchases and sales of shares of the Corporation's Common Stock during the past two years.

           NAME OF                                       SHARES OF COMMON STOCK
      BENEFICIAL OWNER                                   BENEFICIALLY OWNED (1)
      ----------------                                   ----------------------
     Karen S. Baldwin...................................          1,166
     Barbara Ann Campbell...............................          1,049
     Katherine Ruth Kimball.............................            485
     Sally J. Klingforth................................            422
     Kevin Straub.......................................            418
     Dale R. Uher.......................................          5,727
     Gary L. Baugh......................................         42,386
     Herbert A. Lurie...................................           None
     Michael F. Barry...................................           None
     Eric S. Heaton.....................................           None
     David C. Sherwood..................................           None
     Jerry Gitt.........................................           None
     Nancy Hazelrigg....................................           None

--------
(1) Includes 233, 226, 174, 208, 272 and 6,389 shares which may be purchased pursuant to the exercise of stock options by Officers Baldwin, Campbell, Kimball, Klingforth, Straub, Uher and Baugh, respectively.

                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            KAREN S. BALDWIN
                                   272(2)      06/30/93
                                   140(4)      06/30/93
                                     2(2)      09/30/93
                                     3(2)      12/30/93
                                     3(2)      03/31/94
                                     3(2)      06/30/94
                                    14(3)      06/30/94
                                   204(4)      06/30/94
                                     2(2)      09/30/94
                                   716(1)      09/30/94
                                   210(6)         10/94
                                     3(2)      12/31/94
                                    35(1)      12/31/94
                                   284(5)      03/31/95
                                    29(1)      03/31/95
                                     3(2)      06/30/95
                                   233(7)      06/30/95
                                    35(1)      06/30/95
                                    28(3)      06/30/95
                                    40(3)      06/30/95
                                     1(2)      09/30/95

                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            BARBARA ANN
             CAMPBELL
                                   158(4)      06/30/93
                                    50(2)      06/30/93
                                     3(2)      09/30/93
                                     3(2)      12/30/93
                                   538(1)      12/30/93
                                     3(2)      03/31/94
                                    17(1)      03/31/94
                                    15(1)      06/30/94
                                     2(2)      06/30/94
                                    15(3)      06/30/94
                                   197(4)      06/30/94
                                     3(2)      09/30/94
                                    12(1)      09/30/94
                                    14(1)      12/31/94
                                     3(2)      12/31/94
                                     2(2)      03/31/95
                                    11(1)      03/31/95
                                    14(1)      06/30/95
                                     2(2)      06/30/95
                                    31(3)      06/30/95
                                    39(3)      06/30/95
                                   226(7)      06/30/95
                                     2(2)      09/30/95

                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            KATHERINE RUTH
             KIMBALL
                                     311(1)    12/30/93
                                    .015(1)    03/31/94
                                    .011(1)    06/30/94
                                    .039(1)    09/30/94
                                    .074(1)    12/31/94
                                     174(7)    06/30/95

                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            SALLY J.
             KLINGFORTH
                                     185(4)    06/30/93
                                     237(4)    06/30/94
                                      18(3)    06/30/94
                                      84(3)    06/30/95
                                     272(7)    06/30/95


                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            KEVIN STRAUB
                                      74(1)    12/30/93
                                    .002(1)    03/31/94
                                    .002(1)    06/30/94
                                     136(4)    06/30/94
                                      27(3)    06/30/95
                                    .009(1)    09/30/94
                                    .018(1)    12/31/94
                                     208(7)    06/30/95
                                    (27)(6)    07/10/95


                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            DALE R. UHER
                                     185(4)    06/30/93
                                   4,184(1)    12/30/93
                                      50(1)    03/31/94
                                    (18)(3)    06/30/94
                                     236(4)    06/30/94
                                      42(1)    06/30/94
                                      37(1)    09/30/94
                                      43(1)    12/31/94
                                     634(1)    03/31/95
                                      37(3)    06/30/95
                                      47(3)    06/30/95
                                     272(7)    06/30/95
                                      43(1)    06/30/95

                              NUMBER OF SHARES
                              PURCHASED (SOLD)   DATE
                              ---------------- --------
            GARY L. BAUGH
                                  42,386(8)    10/02/95
                                   6,389(8)    10/02/95

                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            HERBERT A. LURIE
                                     None

                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            MICHAEL F. BARRY
                                     None

                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            ERIC S. HEATON
                                     None

                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            DAVID C. SHERWOOD
                                     None

                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            JERRY GITT

                                     None



                               NUMBER OF SHARES
                               PURCHASED (SOLD)
                               ----------------
            NANCY HAZELRIGG
                                     None

--------
(1) Purchase of shares through 401(k) Plan.
(2) Acquisition of shares through Payroll Savings Purchase Plan.
(3) Acquisition of shares upon vesting of restricted stock.
(4) Acquisition of shares through grant of restricted stock.
(5) Transfer from payroll Savings Purchase Plan to individual participant.
(6) Open market transaction.
(7) Acquisition of shares through grant of stock options.
(8) Acquisition of shares or stock options through acquisition by Commercial of Railroad Financial Corporation.